Deferred Policy Acquisition Costs - Summary of policy acquisition costs deferred and amortized (Details) - Hippo Enterprises Inc And Subsidiaries [Member] $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($)
Deferred policy acquisition costs, net at beginning of year	$ 0.0
Policy acquisition costs deferred during year	6.4
Policy acquisition costs amortized during year	(4.5)
Deferred policy acquisition costs, net at end of year	$ 1.9